UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2012

IMAGING3, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 W. Valhalla Dr., Burbank, California 91505
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (818) 260-0930

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2012, Christopher Sohn resigned as a director, officer, and employee of Imaging3, Inc., a California corporation (the “Company”), effective on that date, and the Company accepted Mr. Sohn’s resignation.  Mr. Sohn resigned voluntarily to pursue other interests.  The Company agreed to pay a severance to Mr. Sohn in the amount of $9,093.38.  The Company has not yet identified a new president or chief operating officer or a replacement to fill the vacancy on the Board of Directors created by Mr. Sohn’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.
(Registrant)
Date: April 2, 2012

/s/ Dean Janes, Chief Executive Officer
Dean Janes, Chief Executive Officer

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